Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) dated July 10, 2015, is by and among StoneMor GP LLC, a Delaware limited liability company (the “General Partner”), StoneMor Partners L.P., a Delaware limited partnership (the “Partnership”), StoneMor Operating LLC, a Delaware limited liability company (the “Operating Company”), the Subsidiaries of the Operating Company set forth on the signature pages hereto (together with the Operating Company, each individually a “Borrower” and collectively, the “Borrowers” and together with the General Partner and the Partnership, each individually a “Credit Party” and collectively, the “Credit Parties”), the Lenders party hereto, and Bank of America, N.A., a national banking association, as Administrative Agent for the benefit of the Lenders (in such capacity, the “Administrative Agent”), and as Swing Line Lender and L/C Issuer.

BACKGROUND

A. Pursuant to that certain Fourth Amended and Restated Credit Agreement, entered into on December 19, 2014, by and among the Credit Parties, the lenders party thereto (the “Lenders”) and the Administrative Agent, the Lenders agreed, inter alia, to extend to the Borrowers a revolving credit facility in the maximum aggregate principal amount of One Hundred Eighty Million Dollars ($180,000,000). Capitalized terms used, but not otherwise defined, herein shall have the meanings given to them in the Credit Agreement.

B. The Borrowers have requested that the Lenders amend the Credit Agreement to permit the Borrower discretion as to the tranches of Loans to which mandatory prepayments are to be applied under the Credit Agreement.

C. The Lenders party hereto are willing to agree to such amendment on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, at the request of the Credit Parties, and based on the representations set forth below, the Lenders hereto agree as follows:

1. Amendment to Section 2.05(b)(iv). Subparagraph (b)(iv) of Section 2.05 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(iv) Promptly, but in any event, no later than on the day of the Borrower’s receipt of any amounts required to be prepaid to Lenders under Section 2.05(b)(i), (ii), or (iii), the Borrower shall provide notice to the Administrative Agent, specifying (A) the date that such prepayment is required to be made and the amount required to be paid, (B) whether the Loans to be prepaid will be Working Capital Draws or Acquisition Draws, as the Borrower may elect, (C) the Type(s) of Loans the Borrower is requesting be prepaid, and (D) if Eurodollar Rate Loans are to be prepaid, the Interest Period(s) of such Loans. If the Borrower fails either to (1) deliver such a notice or (2) specify which tranches of Loan(s) are to be prepaid (i.e., Working Capital Draws or Acquisition Draws),

1

the required prepayments received shall be applied in accordance with Section 2.05(b)(vi); provided that, absent such notice or specification, amounts applied to Revolving Credit Loans will be applied first to any Working Capital Draws and second to any Acquisition Draws. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each prepayment of outstanding Acquisition Draws shall be applied to reduce the then remaining Scheduled Repayments of Acquisition Draws in inverse order of maturity (and in inverse order of the date of each draw to the extent any two or more Acquisition Draws have any identical maturity dates).

2. Representations and Warranties.

(a) Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that, as to such Credit Party:

(i) Representations. Each of the representations and warranties of or as to such Credit Party contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except to the extent such representation or warranty was made as of a specific date;

(ii) Power and Authority. (A) Such Credit Party has the power and authority under the laws of its jurisdiction of organization and under its organizational documents to enter into and perform this First Amendment and any other documents which the Administrative Agent requires such Credit Party to deliver hereunder; and (B) all actions, corporate or otherwise, necessary or appropriate for the due execution and full performance by such Credit Party of the First Amendment have been adopted and taken and, upon their execution, the Credit Agreement, as amended by this First Amendment will constitute the valid and binding obligations of such Credit Party enforceable in accordance with their respective terms, except as such enforcement may be limited by any Debtor Relief Law from time to time in effect which affect the enforcement of creditors rights in general and the availability of equitable remedies;

(iii) No Violation. The making and performance of this First Amendment will not (A) contravene, conflict with or result in a breach or default under any applicable law, statute, rule or regulation, or any order, writ, injunction, judgment, ruling or decree of any court, arbitrator or governmental instrumentality, (B) contravene, constitute a default under, conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other agreement or instrument to which any Credit Party is a party or by which it or any of its property or assets are bound or to which it may be subject or (C) contravene or violate any provision of the certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of limited liability company, limited liability company agreement or equivalent organizational document, as the case may be, any Credit Party;

2

(iv) No Default. Immediately after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing;

(v) No Material Adverse Effect. No Material Adverse Effect has occurred since December 31, 2014; and

(vi) Organizational Documents. There have been no changes in the organizational documents of the Credit Parties since December 19, 2014 (or such later date as any such organizational documents were initially adopted), except as previously disclosed to the Administrative Agent in writing, certified copies of which have been previously provided to the Lenders.

3. No Waiver of Existing Defaults. To induce the Lenders to enter into this First Amendment, the Credit Parties acknowledge, agree, warrant, and represent that nothing in this First Amendment nor any communication between any Secured Party, any Credit Party or any of their respective officers, agents, employees or representatives shall be deemed to constitute a waiver of (i) any Default or Event of Default arising as a result of the representations and warranties set forth in Section 2 proving to be false or incorrect in any material respect, or (ii) any rights or remedies which any Secured Party has against any Credit Party under the Credit Agreement or any other Credit Document and/or applicable law, with respect to any such Default or Event of Default arising as a result of the representations and warranties set forth in Section 2 proving to be false or incorrect in any material respect.

4. Waiver of Claims. The Credit Parties hereby waive any and all defenses, set offs and counterclaims which they, whether jointly or severally, may have or claim to have against each of the Secured Parties as of the date hereof.

5. Conditions to Effectiveness of Amendment.

(a) This First Amendment shall be effective upon the Administrative Agent’s receipt of the following, each in form and substance reasonably satisfactory to the Administrative Agent (the “First Amendment Effective Date”):

(i) First Amendment. This First Amendment, duly executed by the Credit Parties and Lenders constituting Required Lenders;

(ii) Other Fees and Expenses. Payment to the Administrative Agent, in immediately available funds, of all amounts necessary to reimburse the Administrative Agent for the reasonable fees and costs incurred by the Administrative Agent in connection with the preparation and execution of this First Amendment and any other document provided for herein, including, without limitation, all fees and costs incurred by the Administrative Agent’s attorneys;

(iii) Consent and Waivers. Copies of any consents or waivers necessary in order for the Credit Parties to comply with or perform any of its covenants, agreements or obligations contained in any agreement which are required as a result of any Credit Party’s execution of this First Amendment, if any; and

3

(iv) Other Documents and Actions. Such additional agreements, instruments, documents, writings and actions as the Administrative Agent may reasonably request.

6. No Waiver; Ratification. The execution, delivery and performance of this First Amendment shall not (a) operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement or any other Credit Document and the agreements and documents executed in connection therewith or (b) constitute a waiver of any provision thereof. Except as expressly modified hereby, all terms, conditions and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed by each of the Credit Parties. Nothing contained herein constitutes an agreement or obligation by the Administrative Agent or the Lenders to grant any further consent under the Credit Agreement or any of the other Credit Documents.

7. Binding Effect. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to the choice of law doctrine of the Commonwealth of Pennsylvania.

9. Headings. The headings of the sections of this First Amendment are inserted for convenience only and shall not be deemed to constitute a part of this First Amendment.

10. Counterparts. This First Amendment may be executed in any number of counterparts with the same effect as if all of the signatures on such counterparts appeared on one document and each counterpart shall be deemed an original. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy or by electronic means shall be effective as delivery of a manually executed counterpart of this First Amendment.

11. FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after December 19, 2014 (the effective date of the Credit Agreement), the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK, SIGNATURE PAGES FOLLOW]

4

IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officers, have executed this First Amendment to Fourth Amended and Restated Credit Agreement as of the date first above written.

General Partner:

STONEMOR GP LLC

By:	/s/ James M. Pippis
Name:	James M. Pippis
Title:	Interim Chief Financial Officer and Secretary

Partnership:

STONEMOR PARTNERS L.P.
By:	STONEMOR GP LLC its General Partner

By:	/s/ James M. Pippis
Name:	James M. Pippis
Title:	Interim Chief Financial Officer and Secretary

Operating Company:

STONEMOR OPERATING LLC

By:	/s/ James M. Pippis
Name:	James M. Pippis
Title:	Interim Chief Financial Officer and Secretary

S-1	First Amendment to
Fourth Amended and Restated Credit Agreement

Commonwealth of Pennsylvania	)
	)	ss:
County of Bucks	)

On this, the 7 day of July, 2015, before me, a Notary Public, the undersigned officer, personally appeared James M. Pippis who acknowledged himself to be interim Chief Financial Officer and Secretary of StoneMor GP LLC and StoneMor Operating LLC, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of each entity by himself as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Shirley E. Herman
Notary Public

My commission expires:

COMMONWEALTH OF PENNSYLVANIA

NOTARIAL SEAL

SHIRLEY E. HERMAN, Notary Public

Middle Twp. Bucks County

My Commission Expires September 29, 2015

S-2	First Amendment to
Fourth Amended and Restated Credit Agreement

Additional Credit Parties

Alleghany Memorial Park Subsidiary, Inc.

Altavista Memorial Park Subsidiary, Inc.

Arlington Development Company

Augusta Memorial Park Perpetual Care Company

Birchlawn Burial Park Subsidiary, Inc.

Bronswood Cemetery, Inc.

Cedar Hill Funeral Home, Inc.

Cemetery Investments Subsidiary, Inc.

Chapel Hill Associates, Inc.

Chapel Hill Funeral Home, Inc.

Columbia Memorial Park Subsidiary, Inc.

Cornerstone Family Insurance Services, Inc.

Cornerstone Family Services of New Jersey, Inc.

Cornerstone Family Services of West Virginia Subsidiary, Inc.

Covenant Acquisition Subsidiary, Inc.

Covington Memorial Funeral Home, Inc.

Covington Memorial Gardens, Inc.

Crown Hill Cemetery Association

Eloise B. Kyper Funeral Home, Inc.

Forest Lawn Gardens, Inc.

Forest Lawn Memorial Chapel, Inc.

Forest Lawn Memory Gardens, Inc.

Glen Haven Memorial Park Subsidiary, Inc.

Henry Memorial Park Subsidiary, Inc.

Highland Memorial Park, Inc.

Hillside Memorial Park Association, Inc.

Kingwood Memorial Park Association

KIRIS Subsidiary, Inc.

Kirk & Nice, Inc.

Kirk & Nice Suburban Chapel, Inc.

Lakewood/Hamilton Cemetery Subsidiary, Inc.

Lakewood Memory Gardens South Subsidiary, Inc.

Laurel Hill Memorial Park Subsidiary, Inc.

Laurelwood Holding Company

Legacy Estates, Inc.

Loewen [Virginia] Subsidiary, Inc.

Lorraine Park Cemetery Subsidiary, Inc.

By:	/s/ Frank Milles
Frank Milles, as Vice President of each of the above-named Credit Parties

S-3	First Amendment to
Fourth Amended and Restated Credit Agreement

Modern Park Development Subsidiary, Inc.

Northlawn Memorial Gardens

Oak Hill Cemetery Subsidiary, Inc.

Ohio Cemetery Holdings, Inc.

Osiris Holding Finance Company

Osiris Holding of Maryland Subsidiary, Inc.

Osiris Holding of Rhode Island Subsidiary, Inc.

Osiris Management, Inc.

Osiris Telemarketing Corp.

Perpetual Gardens.Com, Inc.

Prince George Cemetery Corporation

PVD Acquisitions Subsidiary, Inc.

Rockbridge Memorial Gardens Subsidiary Company

Rose Lawn Cemeteries Subsidiary, Incorporated

Roselawn Development Subsidiary Corporation

Russell Memorial Cemetery Subsidiary, Inc.

Shenandoah Memorial Park Subsidiary, Inc.

Sierra View Memorial Park

Southern Memorial Sales Subsidiary, Inc.

Springhill Memory Gardens Subsidiary, Inc.

Star City Memorial Sales Subsidiary, Inc.

Stephen R. Haky Funeral Home, Inc.

Stitham Subsidiary, Incorporated

StoneMor Alabama Subsidiary, Inc.

StoneMor California, Inc.

StoneMor California Subsidiary, Inc.

StoneMor Georgia Subsidiary, Inc.

StoneMor Hawaii Subsidiary, Inc.

StoneMor North Carolina Funeral Services, Inc.

StoneMor Ohio Subsidiary, Inc.

StoneMor Puerto Rico Cemetery And Funeral, Inc.

StoneMor Tennessee Subsidiary, Inc.

StoneMor Washington, Inc.

Sunset Memorial Gardens Subsidiary, Inc.

Sunset Memorial Park Subsidiary, Inc.

Temple Hill Subsidiary Corporation

The Valhalla Cemetery Subsidiary Corporation

Virginia Memorial Service Subsidiary Corporation

W N C Subsidiary, Inc.

Wicomico Memorial Parks Subsidiary, Inc.

Willowbrook Management Corp.

By:	/s/ Frank Milles
Frank Milles, as Vice President of each of the above-named Credit Parties

S-4	First Amendment to
Fourth Amended and Restated Credit Agreement

Alleghany Memorial Park LLC

Altavista Memorial Park LLC

Birchlawn Burial Park LLC

Cemetery Investments LLC

Cemetery Management Services, L.L.C.

Cemetery Management Services of Ohio, L.L.C.

CMS West LLC

CMS West Subsidiary LLC

Columbia Memorial Park LLC

Cornerstone Family Services of West Virginia LLC

Cornerstone Funeral and Cremation Services LLC

Cornerstone Trust Management Services LLC

Covenant Acquisition LLC

Glen Haven Memorial Park LLC

Henlopen Memorial Park LLC

Henlopen Memorial Park Subsidiary LLC

Henry Memorial Park LLC

Juniata Memorial Park LLC

KIRIS LLC

Lakewood/Hamilton Cemetery LLC

Lakewood Memory Gardens South LLC

Laurel Hill Memorial Park LLC

Loewen [Virginia] LLC

Lorraine Park Cemetery LLC

Modern Park Development LLC

Oak Hill Cemetery LLC

Osiris Holding of Maryland LLC

Osiris Holding of Pennsylvania LLC

Osiris Holding of Rhode Island LLC

Plymouth Warehouse Facilities LLC

PVD Acquisitions LLC

Rockbridge Memorial Gardens LLC

Rolling Green Memorial Park LLC

Rose Lawn Cemeteries LLC

Roselawn Development LLC

Russell Memorial Cemetery LLC

Shenandoah Memorial Park LLC

Southern Memorial Sales LLC

Springhill Memory Gardens LLC

Star City Memorial Sales LLC

Stitham LLC

By:	/s/ Frank Milles
Frank Milles, as Vice President of each of the above-named Credit Parties

S-5	First Amendment to
Fourth Amended and Restated Credit Agreement

StoneMor Alabama LLC

StoneMor Arkansas Subsidiary LLC

StoneMor Cemetery Products LLC

StoneMor Colorado LLC

StoneMor Colorado Subsidiary LLC

StoneMor Florida LLC

StoneMor Florida Subsidiary LLC

StoneMor Georgia LLC

StoneMor Hawaii LLC

StoneMor Hawaiian Joint Venture Group LLC

StoneMor Holding of Pennsylvania LLC

StoneMor Illinois LLC

StoneMor Illinois Subsidiary LLC

StoneMor Indiana LLC

StoneMor Indiana Subsidiary LLC

StoneMor Iowa LLC

StoneMor Iowa Subsidiary LLC

StoneMor Kansas LLC

StoneMor Kansas Subsidiary LLC

StoneMor Kentucky LLC

StoneMor Kentucky Subsidiary LLC

StoneMor Michigan LLC

StoneMor Michigan Subsidiary LLC

StoneMor Mississippi LLC

StoneMor Mississippi Subsidiary LLC

StoneMor Missouri LLC

StoneMor Missouri Subsidiary LLC

StoneMor North Carolina LLC

StoneMor North Carolina Subsidiary LLC

StoneMor Ohio LLC

StoneMor Oklahoma LLC

StoneMor Oklahoma Subsidiary LLC

StoneMor Oregon LLC

StoneMor Oregon Subsidiary LLC

StoneMor Pennsylvania LLC

StoneMor Pennsylvania Subsidiary LLC

StoneMor Puerto Rico LLC

StoneMor Puerto Rico Subsidiary LLC

StoneMor South Carolina LLC

StoneMor South Carolina Subsidiary LLC

StoneMor Washington Subsidiary LLC

By:	/s/ Frank Milles
Frank Milles, as Vice President of each of the above-named Credit Parties

S-6	First Amendment to
Fourth Amended and Restated Credit Agreement

Sunset Memorial Gardens LLC

Sunset Memorial Park LLC

Temple Hill LLC

The Valhalla Cemetery Company LLC

Tioga County Memorial Gardens LLC

Virginia Memorial Service LLC

WNCI LLC

Wicomico Memorial Parks LLC

Woodlawn Memorial Park Subsidiary LLC

By:	/s/ Frank Milles
Frank Milles, as Vice President of each of the above-named Credit Parties

Beth Israel Cemetery Association of Woodbridge, New Jersey

Bethel Cemetery Association

Clover Leaf Park Cemetery Association

Locustwood Cemetery Association

By:	/s/ Frank Milles
Frank Milles, as President of each of the above-named Credit Parties

S-7	First Amendment to
Fourth Amended and Restated Credit Agreement

Commonwealth of Pennsylvania	)
	)	ss:
County of Bucks	)

On this, the 7 day of July, 2015, before me, a Notary Public, the undersigned officer, personally appeared Frank Milles who acknowledged himself to be Vice President or President of the above-named Additional Credit Parties, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of each entity by himself as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Shirley E. Herman
Notary Public

My commission expires:

COMMONWEALTH OF PENNSYLVANIA

NOTARIAL SEAL

SHIRLEY E. HERMAN, Notary Public

Middle Twp. Bucks County

My Commission Expires September 29, 2015

S-7	First Amendment to
Fourth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Christine Trotter
Name:	Christine Trotter
Title:	Assistant Vice President

Administrative Agent’s Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender,
L/C Issuer and Swing Line Lender

By:	/s/ Kenneth G. Wood
Name:	Kenneth G. Wood
Title:	Senior Vice President

Lender’s Signature Page to First Amendment to Fourth Amended and Restated Credit

Agreement

TD BANK, N.A.

By:	/s/ Robert J. Mindick
Name:	Robert J. Mindick
Title:	Senior Vice President

Lender’s Signature Page to First Amendment to Fourth Amended and Restated Credit

Agreement

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Allison Sardo
Name:	Allison Sardo
Title:	Senior Vice President

Lender’s Signature Page to First Amendment to Fourth Amended and Restated Credit

Agreement

TRISTATE CAPITAL BANK

By:	/s/ Ellen Frank
Name:	Ellen Frank
Title:	Senior Vice President

Lender’s Signature Page to First Amendment to Fourth Amended and Restated Credit

Agreement

FOX CHASE BANK

By:	/s/ Paul A. Pyfer
Name:	Paul A. Pyfer
Title:	Senior Vice President

Lender’s Signature Page to First Amendment to Fourth Amended and Restated Credit

Agreement

RAYMOND JAMES BANK, N.A.

By:	/s/ Kathy Bennett
Name:	Kathy Bennett
Title:	Senior Vice President

Lender’s Signature Page to First Amendment to Fourth Amended and Restated Credit

Agreement